Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CommScope Holding Company, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Charles L. Treadway, President, Chief Executive Officer and Director of the Company, and Alexander W. Pease, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 16, 2021
/s/ Charles L. Treadway

Charles L. Treadway
President, Chief Executive Officer and Director
(Principal Executive Officer)
/s/ Alexander W. Pease

Alexander W. Pease
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)